                      SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (the "Amendment") is made as of March
16, 1998, between ENERGY WEST INCORPORATED, a Montana corporation ("Borrower")
and FIRST BANK MONTANA, NATIONAL ASSOCIATION, a national banking association
(the "Bank").

WHEREAS,

i.   Borrower and Bank entered into a Credit Agreement dated as of February 12,
     1997, as amended by a First Amendment to Credit Agreement and Revolving
     Note dated March 5, 1998, pursuant to which Bank made available to Borrower a Revolving Commitment in the amount of $11,000,000 (the "Credit
     Agreement");

ii.  Borrower has requested that the Credit Agreement be amended to allow for the issuance of letters of credit by Bank for the account of Borrower under the Revolving Commitment described in the Credit Agreement; and

iii. Bank is willing to take such action upon and subject to the terms and conditions in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, Borrower and Bank agree as follows:

1.   Definitions. Capitalized terms used herein and in the recitals hereto, but not defined herein or therein, shall have the meanings given them in the Credit
Agreement.

2.   Amendment to Credit Amendment. The Credit Agreement is amended as follows:

          (a)  A new Section 2.12 is added to the Credit Agreement to read as follows:

          Letters of Credit. In the event and to the extent Bank issues a letter of credit (an "L/C") on behalf of Borrower in lieu of an advance under the Revolving Commitment described in the Credit Agreement, the
          Commitment Amount shall be considered utilized by the amount of such
          L/C. Borrower shall pay fees for any such L/C at the time of issuance according to the Bank's schedule of fees relating to letters of credit in effect from time to time; and Borrower shall execute Bank's then current standard form application and agreement for such L/C. Amounts drawn under any such L/C and honored by the Bank but not immediately reimbursed by Borrower to Bank shall become an Advance under the Note in such amount at such time subject to all of the terns of this
          Agreement, whether or not any Event of Default has occured. No such
          L/C shall expire later than the Maturity Date.

3.   Representations and Warranties. Borrower hereby remakes each of the representations and warranties contained in Article IV of the Credit Agreement as of the date of this Amendment, as if made in connection with this Amendment and the Credit Agreement,

except that for purposes hereof the references in Section 4.2 of the Credit
Agreement to financial statements dated as of or as at certain dates shall be deemed to be references to the audited and unaudited financial statements of
Borrower most recently delivered to Bank.

4.   Conditions Precedent. The foregoing amendments shall not be effective until:

     (i)  Borrower has delivered to Bank this Amendment and such other documents a Bank may require each duly executed in form satisfactory to Bank.

The delivery of such documents shall constitute Borrower's representation to
Bank that Borrower is not in default under the Credit Agreement, as amended, and that no event of default or event which, with the giving of notice or passage of time or both, would become an event of default, has occurred; and Bank may request a certificate of an officer of Borrower stating the foregoing.

5.   Entire Agreement. This Amendment and the Credit Agreement and the other documents executed in connection herewith or therewith and the other documents delivered in connection herewith and therewith contain the entire agreement of the parties concerning the subject matter hereof and thereof. No promise, representation or understanding which is not expressly set forth in, or incorporated into, either the Credit Agreement or this Amendment or the other documents executed in connection with the Credit Agreement or this Amendment shall be enforceable by either party.

6.   Effectiveness. The Revolving Commitment described in the Credit Agreement shall continue to be governed by and subject to all of the provisions of the
Credit Agreement as amended hereby and any amounts presently outstanding under the Revolving Commitment shall continue to be outstanding. The Credit Agreement, as amended hereby, remains in full force and effect and is hereby ratified and confirmed. Any reference to "this Agreement" or "the Credit Agreement" in the
Credit Agreement or in any promissory note, guaranty, or other instrument relating to the Credit Agreement is deemed to be a reference to the Credit
Agreement as amended hereby.

IN WITNESS WHEREOF, Borrower and Bank have caused this Amendment to be executed the date first set forth above.

FIRST BANK MONTANA, NATIONAL ASSOCIATION

By:  /s/ Robert A. Butcher
     --------------------------------
Title:  Senior Vice President

ENERGY WEST INCORPORATED

By:  /s/ Edward J. Bernica
     --------------------------------
Title:  Chief Financial Officer

The undersigned Guarantors of the Revolving Commitment described in the Credit
Agreement hereby acknowledge and consent to this Second Amendment to Credit
Agreement and hereby ratify and confirm that the Guaranty Agreement the undersigned executed dated as of February 12, 1997 in connection with the
Revolving Commitment and the Credit Agreement remains in full force and effect with respect to the Revolving Commitment and the Credit Agreement as hereby amended.

ROCKY MOUNTAIN FUELS INC.                  MONTANA SUN, INC.

By:  /s/ Edward J. Bernica                 By:  /s/ Edward J. Bernica
     --------------------------------           --------------------------------
Title:  Chief Financial Officer            Title:  Chief Financial Officer

ENERGY WEST RESOURCES, INC.

By:  /s/ Edward J. Bernica
     -------------------------------
Title:  Chief Financial Officer